Investor Presentation Acquisition of Folsom Lake Bank April 27, 2017

Forward-Looking Statements 2 Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company’s results of operations, the Company’s ability to continue its internal growth at historical rates, the Company’s ability to maintain its net interest margin, and the quality of the Company’s earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) the expected cost savings, synergies and other financial benefits for the acquisition might not be realized within the expected time frames or at all; (8) governmental approval of the acquisition may not be obtained or adverse regulatory conditions may be imposed in connection with governmental approval of the acquisition; (9) conditions to the closing of the acquisition may not be satisfied, (10) the shareholders of Folsom Lake Bank may fail to approve the consummation of the acquisition, and (11) the other risks set forth in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made. Central Valley Community Bancorp will file a registration statement with the SEC, including a proxy statement/prospectus and other relevant documents concerning the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. WE URGE INVESTORS TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. After it is filed with the SEC, the proxy statement/prospectus will be available for free, both on the SEC website (http://www.sec.gov) and from Central Valley Community Bancorp and Folsom Lake Bank.

Enhancing CVCY’s Presence in Sacramento 3 Source: SNL Financial. (1) GAAP when available, otherwise bank call report for the most recent available quarter. FOLB Financial Highlights (1) Transaction Highlights  $1.7 billion in pro forma assets  Continue franchise expansion and increase market share in Sacramento MSA • Acquired Sierra Vista Bank in 2016  Significant cost savings opportunity  Immediately accretive to earnings in 2017  Internal rate of return greater than 15% • CVCY (22) • FOLB (3) Total Assets ($mm) $202.7 ROAA 0.58% Gross Loans ($mm) $120.5 ROATCE 6.20% Total Deposits ($mm) $167.5 Net Interest Margin 3.40% Loans / Deposits 71.9% Efficiency Ratio 72.1% NIB Deposits / Total Deposits 34.2% NPAs / Assets 0.00% TCE / TA 8.60% NCOs/ Avg Loans 0.00% Total Capital Ratio 13.57% LLR/ Gross Loans 1.22%

Transaction Overview 4 (1) Based on CVCY’s closing price of $23.43 on 4/27/2017. In-the-money stock options of FOLB will be assumed in the transaction. (2) Based on 12,198,580 CVCY common shares outstanding as of 3/31/2017. Diluted Transaction Value: Implied Price per Share: Transaction Structure: Required Approvals: Expected Closing: Approximately $33.6 million (1) $18.74 (1) 100% stock; fixed exchange ratio of 0.80 Customary regulatory approvals and FOLB shareholder approval Q4 2017 Pro Forma Ownership: 90.5% CVCY and 9.5% FOLB (2)

Financial Impact and Assumptions 5 (1) Includes purchase accounting adjustments and transaction expenses. Price / Tangible Book Value: 2018e EPS Accretion: TBV Earnback: Internal Rate of Return: 1.71x ~ 3% < 2.5 years > 15% Pro Forma Capital Ratios(1): Loan Mark: Cost Savings Earnings: Tangible Common Equity / Tangible Assets: 8.71% Common Equity Tier 1 Ratio: 12.21% Leverage Ratio: 8.82% Tier 1 Ratio: 12.54% Total Risk Based Capital Ratio: 13.38% Credit Mark of 1.38% or $1.8 million Interest Rate Mark of 2.65% or $3.5 million 42.5% of FOLB’s 2017e noninterest expense 25% phase-in for 2017 and 100% thereafter Consensus street estimates for CVCY Conservative assumptions for FOLB relative to recent results Pretax Transaction Costs: $5.4 million

$16 $39 $64 $73 $74 $75 $78 $93 $103 $120 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y Pro Forma Loan Composition (12/31/2016) 6 Source: SNL Financial. Data per regulatory reports (FR Y-9C and bank call report), as applicable. Note I: Residential Real Estate includes home equity loans and lines of credit. Note II: Pro Forma loan balance does not include anticipated purchase accounting adjustments. CAGR: 10% Central Valley Community Bancorp Folsom Lake Bank Gross Loans Folsom Lake Bank Pro Forma Total: $757mm Yield on Loans: 5.28% Yield on Loans: 5.04% C&D 9% C&I 12% Res. RE 4% OO CRE 25% NOO CRE 36% Multifamily 3% Consumer & Other 11% Total: $120mm Yield on Loans: 5.04% C&D 5% C&I 11% Res. RE 9% OO CRE 8% NOO CRE 55% Multifamily 10% Consumer & Other 2% Total: $876mm C&D 9% C&I 12% Res. RE 5% OO CRE 23% NOO CRE 38% Multifamily 3% Consumer & Other 10% ($mm)

$15 $44 $88 $93 $97 $110 $111 $125 $144 $164 2007Y 2008Y 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y 2015Y 2016Y Pro Forma Deposit Composition (12/31/2016) 7 Source: SNL Financial. Data per regulatory reports (FR Y-9C and bank call report), as applicable. Note: Pro Forma loan balance does not include anticipated purchase accounting adjustments. CAGR: 11% Central Valley Community Bancorp Folsom Lake Bank Total Deposits Folsom Lake Bank Pro Forma Total: $1,256mm Cost of Deposits: 0.10% Cost of Deposits: 0.36% DDA 39% NOW & Other 4% MMDA & Sav. 44% Retail Time 4% Jumbo Time 9% Total: $164mm Cost of Deposits: 0.36% DDA 34% NOW & Other 3% MMDA & Sav. 46% Retail Time 3% Jumbo Time 14% Total: $1,420mm DDA 39% NOW & Other 4% MMDA & Sav. 44% Retail Time 4% Jumbo Time 9% ($mm)